SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2023
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 23 – SUBSEQUENT EVENTS

During the subsequent period, the Company entered into various loans with banks and financial institutions for working capital purpose and for the purpose of purchasing and constructing real estate properties and solar power plants and systems. The Company paid off certain loans in an aggregate amount of approximately JPY2,800,000 ahead of schedule as the pledged real estate properties were sold to customers.

During the subsequent period, the Company entered into various lease agreements for the purpose of subleasing.

On November 15, 2023, the Company and Riberesute Corporation (“Riberesute”), a company listed on the Tokyo Stock Exchange, entered into a share transfer agreement, pursuant to which the Company purchased 2,158,800 shares of Riberesute, equivalent to a 20.39% equity interest in Riberesute, from four shareholders of Riberesute in an aggregate cash consideration of approximately JPY1,988,000. On January 12, 2024, the Company closed the transaction of share purchase.

On April 26, 2024, the Board of Directors of the Company approved the extension of the stock options expiration date from April 30, 2024 to April 30, 2027 for the stock options granted on May 31, 2014 and October 1, 2017, respectively. The valuation of stock options modification has not yet completed as of the date of this report.

On April 30, 2024, SYLA Co issued 45 shares to Riberesute for cash consideration of approximately JPY300,000.